SUPPLEMENT DATED MARCH 9, 2005 TO THE
                   FIRST INVESTORS LIFE SERIES FUND PROSPECTUS


                                  BLUE CHIP FUND
                                  CASH MANAGEMENT FUND
                                  DISCOVERY FUND
                                  FOCUSED EQUITY FUND
                                  GOVERNMENT FUND
                                  GROWTH FUND
                                  HIGH YIELD FUND
                                  INTERNATIONAL SECURITIES FUND
                                  INVESTMENT GRADE FUND
                                  TARGET MATURITY 2007 FUND
                                  TARGET MATURITY 2010 FUND
                                  TARGET MATURITY 2015 FUND
                                  VALUE FUND

                                DATED MAY 1, 2004

1. The following sentence replaces the first sentence of the paragraph under "Principal Investment Strategies" under "Discovery Fund - Overview" on page 14:

     The Fund seeks to invest in companies that have a new product or service, are in a position to benefit from some change in the economy, industry transformation, new law, new regulation, or new technology, or are experiencing some other "special situation" that makes them undervalued relative to their long-term potential.

2. The following paragraph replaces the paragraph after the third bullet under "Principal Risks" on page 14:

     Stocks that are considered "undervalued" may not rise as expected or may fall if anticipated events do not occur or investor perceptions do not change. Moreover, value stocks may fall out of favor with investors as a class.

3. The following sentence replaces the first sentence of the first paragraph under "Principal Investment Strategies" under "The Fund in Detail" on page 17:

     The Fund seeks to invest in common stock of companies that have a new product or service, are in a position to benefit from some change in the economy, industry transformation, new law, new regulation, or new technology, or are experiencing some other "special situation" that makes them undervalued relative to their long-term potential.

4. The following paragraph replaces the paragraph "Growth Stock Risk" on page 18 in its entirety:

     Undervalued Securities Risk: The Fund seeks to invest in stocks that are undervalued and that will rise in value due to anticipated events or changes in investor perceptions. If these events do not occur, are delayed or investor perceptions about the securities do not improve, the market price of these securities may not rise as expected or may fall. Moreover, value stocks may fall out of favor with investors and decline in price as a class.

5.   The following paragraph supplements the prospectus dated May 1, 2004:

     As of March 9, 2005, Edwin M. Miska, Director of Equities, serves as Portfolio Manager of the Growth & Income Fund and as Co-Portfolio Manager of the Mid-Cap Opportunity Fund. Prior to joining FIMCO in 2002, Mr. Miska was a Senior Portfolio Manager and Managing Director of Evergreen Investment Management Corp. Mr. Miska held various positions at Evergreen Investment Management Corp. from 1986 to 2001.

6.   The following paragraphs supplement the prospectus dated May 1, 2004:

          At a Special Shareholders' Meeting of First Investors Life Series Discovery Fund ("Fund") held on March 8, 2005, shareholders approved an agreement under which Paradigm Capital Management, Inc. ("PCM") will serve as subadviser of the Fund. PCM assumed the day-to-day management of the Fund on March 9, 2005, subject to

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     supervision by First Investors  Management Company,  Inc. ("FIMCO") and the
     Fund's Board of Trustees.

          Under the Subadvisory Agreement, PCM will receive a subadvisory fee from FIMCO computed in the following manner. The daily net assets of the Fund and First Investors Special Situations Fund, a series of First Investors Series Fund, shall first be added together. An aggregate fee shall then be computed on the sum as if the funds were combined using the following schedule: 0.40% of the first $50 million; 0.30% of the next $200 million; and 0.25% on the balance over $250 million. The fee payable under the Subadvisory Agreement shall then be computed by multiplying the aggregate fee by the ratio of the net assets of the Fund to the sum of the net assets of both funds. A discussion regarding the basis for the board of trustees approving the Subadvisory Agreement of the Fund will be available in the Fund's semi-annual report to shareholders dated June 30, 2005.

          As of March 9, 2005, John B. Walthausen serves as portfolio manager of the Fund. Mr. Walthausen is also portfolio manager of the First Investors Special Situations Fund. Mr. Walthausen has been Senior Vice President and Portfolio Manager of PCM since 1994. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Fund.